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                                                                      EXHIBIT 24
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                                POWER OF ATTORNEY
                                -----------------


KNOW ALL MEN BY THESE PRESENT, that each of the undersigned Directors of Rubbermaid Incorporated (the "Registrant"), a corporation organized and existing under the laws of the State of Ohio, hereby constitute and appoint Wolfgang R. Schmitt, George C. Weigand and James A. Morgan, and each of them a true and lawful attorney-in-fact in their name, place and stead with full power of substitution, to sign, in their name as a Director of the Registrant, the Registrant's Form 10-K Report for the fiscal year ended December 31, 1997, which will be filed with the Securities and Exchange Commission, Washington, D.C., and any and all amendments thereto.



/s/ Tom H. Barrett                        /s/ Robert M. Gerrity
--------------------------------          --------------------------------
Tom H. Barrett, Director                  Robert M. Gerrity, Director
Date:  February 27, 1998                  Date:  February 27, 1998



/s/ Charles A. Carroll                    /s/ Karen N. Horn
--------------------------------          --------------------------------
Charles A. Carroll, Director              Karen N. Horn, Director
Date:  February 27, 1998                  Date:  February 27, 1998



/s/ Scott S. Cowen                        /s/ William D. Marohn
--------------------------------          --------------------------------
Scott S. Cowen, Director                  William D. Marohn, Director
Date:  February 27, 1998                  Date:  February 27, 1998



/s/ Robert O. Ebert                       /s/ Jan Nicholson
--------------------------------          --------------------------------
Robert O. Ebert, Director                 Jan Nicholson, Director
Date:  February 27, 1998                  Date:  February 27, 1998



/s/ Thomas J. Falk                        /s/ Paul G. Schloemer
--------------------------------          --------------------------------
Thomas J. Falk, Director                  Paul G. Schloemer, Director
Date:  February 27, 1998                  Date:  February 27, 1998



                               /s/ Gordon R. Sullivan
                               ------------------------------
                               Gordon R. Sullivan, Director
                               Date:  February 27, 1998